Webroot Acquisition Creates a Leader in Endpoint Data Protection and Security Q4 and FY 2018 Financial Results February 7, 2019

Safe Harbor Statement Certain matters discussed in these slides and accompanying oral presentation have "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may generally be identified as such because the context of such statements will include words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should, " "will," "would" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, our ability to consummate the Webroot Inc. transaction, integrate the Webroot Inc. acquisition or other acquisitions into our operations and achieve the expected operational and financial benefits of such acquisitions and the timing of such benefit, our ability to profitably attract new customers and retain existing customers, our dependence on the market for cloud backup services, our ability to manage growth, changes in economic or regulatory conditions or other trends affecting the Internet and the information technology industry, and those discussed in the section titled "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the Securities and Exchange Commission (the "SEC"), which is available on www.sec.gov, and elsewhere in any subsequent periodic or current reports filed by us with the SEC. Except as required by applicable law, we do not undertake any obligation to update our forward-looking statements to reflect future events, new information or circumstances. This presentation contains non-GAAP financial measures including, but not limited to, Bookings, non-GAAP Revenue, non-GAAP Gross Margin, non-GAAP Net Income and non-GAAP Net Income Per Share, Adjusted EBITDA and Adjusted Free Cash Flow. A reconciliation to GAAP can be found in the financial schedules included in our most recent earnings press release located on Carbonite’s website, http://investor.carbonite.com, in the Company’s filings or with the SEC at www.sec.gov. The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. 2

Conference Call Details • When: Thursday, February 7, 2019 • Time: 5:30 p.m. ET • Live Call: 877-303-1393 (U.S.) 315-625-3228 (International) • Conference ID: 9768609 • Live / Recorded Webcast: http://investor.carbonite.com 3

Agenda • Carbonite to Acquire Webroot — Transaction Overview Mohamad Ali President and CEO — Webroot Overview — Strategic & Financial Rationale Anthony Folger CFO • Q4 and FY 2018 Financial Results • Q1 and FY 2019 Guidance Jeremiah Sisitsky VP Investor Relations — Webroot Financial Impact 4

Transaction Highlights Creates a new approach to protecting endpoints: a top vulnerability Combines leader in endpoint backup and recovery with leader in endpoint security Targets similar customers with powerful yet simple solutions Adds large and growing MSP channel to Carbonite’s VAR channel Provides compelling financial benefits in both near and long–term Accelerates Carbonite’s vision to become the leading data protection company 5

Transaction Overview Value • Transaction valued at approximately $618.5 million • Financed by: − $550 million in fully committed term loan financing from Barclays, Citizens Bank, and Financing RBC Capital Markets, LLC − Existing cash on hand − Aggressive de-levering plan through strong combined free cash flow Accretive Following Close • Immediately accretive on an earnings and cash flow basis • Expected to close in Q1 2019 Timing and Approval • Subject to the receipt of regulatory clearance and other customary closing conditions • John Post, Webroot’s current Chief Financial Officer, will be taking general management Post-Close Structure responsibilities for the Webroot business upon the close of the transaction 6

Webroot Overview

Founded in 1997, Webroot is one of the leading cybersecurity platforms for managed service providers ("MSPs") and small and medium-sized businesses ("SMBs")

>14,000
MSP Partners

>300,000
protected businesses

Integrated
with leading Remote Monitoring and Management ("RMM") vendors

Company Highlights

- Approximately $215m in FY 2018 revenue (FY ended June 30, 2018)
- Business (~40%) - Rapidly growing, driven by success with MSP and RMM channels
- Consumer (~60%) - Growing and profitable, driven by direct/online and through retail channel
- 600+ employees
- Global company headquartered in Broomfield, CO

Competitive Offerings & Advantages

- Threat intelligence services powered by millions of endpoints
- Endpoint and network protection
- Security awareness training
- Cloud-architected and fully-integrated platform
- Highly-automated and scaled 5th generation machine learning

CARBONITE 7

Carbonite’s Vision To be the world’s leading data protection company, enabling businesses to operate continuously in the face of every threat Secure Market • Leader in endpoint and server backup and and recovery serving the market from Opportunity small business to small enterprise Recover • MSPs and SMBs desire to consolidate vendors and manage services through a single console Combination • Target market wants delivers a better, solutions purpose built • Leader in next-gen endpoint security more powerful serving the SMB market with <1,000 seats for their unique needs solution • Threat intelligence engine powered by machine learning from millions of endpoints 8

Acquisition Delivers on Carbonite Growth Strategy Focus on Platform Cross-sell Business Strategy Portfolio Disciplined Automation & Expand the Strategic Frictionless Channel Acquisitions Customer Experience Future Opportunities to Drive Growth International Target Adjacent Expand Expansion Markets Customer Reach 9

Successful Acquisition and Integration Track Record M&A continues to be core competency EVault Datacastle 2014 2015 2016 2017 2018 2019 MailStore Double-Take Mozy Carbonite Evolution Consumer Business Business Data Business Data Endpoint Data Protection and Protection Platform Backup Protection Security Platform 10

Strategically Compelling Next Generation • Modern cloud-based platform for data protection Business Model • Cloud architected platform powered machine learning for security • Similar customer base that benefits from powerful, yet easy-to-use, cloud-based bundled offering Comprehensive Solution Delivering • Comprehensive Ransomware offering purpose-built for SMBs Better Results • Upgrade cycle from legacy anti-virus software creates potential for accelerated growth • Ability to leverage Webroot’s strong go-to-market resources Consistent Routes to • Webroot’s leading MSP partners provide Carbonite with significant expansion opportunities alongside Market and Expansion its Value-Added-Reseller (“VAR”) channel of Addressable Market • Increased scale and market penetration opportunity 11

Combined Offering Directly Aligns with Customer Needs

Carbonite and Webroot Offerings & MSP / SMB Security Needs Align[1]...


Backup/Disaster Relief
84%
Endpoint Protection
80%
Network Monitoring Services
70%
Virtual Private Network/Secure Wifi
69%
Patch Management
62%
Password Management/Reset
59%
Premium Technical Support
55%
Security Audit & Consulting Services
52%
Security Awareness Training
48%
DNS Protection
47%
Webroot
Carbonite

...With a Growing Desire for Integrated Solutions

- MSPs and SMBs are looking to consolidate vendors and manage services through a single console
  - 66% of surveyed IT professionals are actively consolidating the number of security vendors with whom they conduct business[2]
- MSPs and SMBs are not happy with existing enterprise options that have been forced downstream (i.e. OpenDNS, etc.) and are looking for alternatives

[1]Hanover Research – MSP Consumer Needs Study, April 2018; [2]ESG Research – Enterprise-class Cybersecurity Vendor Sentiment Survey - 2018

CARBONITE
12

Opportunity for Integrated Offering Targeting Broader Market Leading Data Protection Competitive Landscape Today Company Data Protection* Endpoint Security* Integrated Data Protection and Security Solution Acronis Avast Barracuda McAfee Datto Sophos Veeam Symantec * Select SMB competitors 13

Financially Compelling FY 2018 Non-GAAP Revenue Growth and Operating Margin Carbonite FY 2018 Webroot FY 2018 Ended 12/31/2018 Ended 6/30/2018* Consumer +14% +6% Business +27% +30% Total Growth +23% +14% Operating Margin 21% 19% * Webroot FY 2018 financial results are recorded in accordance with ASC 605 14

Accretive Transaction Potential synergies Immediately accretive to +$50 M +$20 M Potential revenue Potential cost synergies over next synergies over the five years next three years Fully Adjusted Cash Diluted EBITDA Flow Pro-forma net leverage EPS ~4.3x Expected at closing, including the benefit of identified cost synergies* * includes 2017 convertible note 15

Transaction Summary Creates a new approach to protecting endpoints: a top vulnerability Combines leader in endpoint backup and recovery with leader in endpoint security Targets similar customers with powerful yet simple solutions Adds large and growing MSP channel to Carbonite’s VAR channel Provides compelling financial benefits in both near and long–term Accelerates Carbonite’s vision to become the leading data protection company Transaction creates value for customers, partners, and shareholders 16

Carbonite Fourth Quarter and Full Year Financial Results

Summary Q4 Financial Results

	Q4 2018 Outlook (11/1/2018)	Q4 2018 Results
GAAP Revenue	$77.6 M to $80.6 M	$77.0 M (+25% YoY)
Non-GAAP Revenue	$78.6 M to $81.6 M	$78.0 M (+24% YoY)
GAAP Net Income Per Share (Diluted)	*Not guided*	$0.02
Non-GAAP Net Income Per Share (Diluted)	$0.40 to $0.44	$0.45 (+50% YoY)
Consumer Bookings	*Not guided*	$23.9 M (+23% YoY)
Business Bookings	*Not guided*	$54.9 M (+35% YoY)
Non-GAAP Gross Margin	*Not guided*	77.9% (+30 Bps YoY)
Adjusted Free Cash Flow	*Not guided*	$17.1 M (+76% YoY)

*With respect to expectations under "Q4 2018 Outlook" above, the Company has not reconciled non-GAAP net income per share to net income per share because we do not provide guidance for stock-based compensation expense, litigation-related expense, restructuring-related expense, acquisition-related expense, amortization expense on intangible assets and the income tax effect of non-GAAP adjustments as we are unable to quantify certain of these amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

Source: SEC Filings; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

CARBONITE 18

Summary FY 2018 Financial Results FY 2018 Outlook (11/1/2018) FY 2018 Results GAAP Revenue $297.0 M to $300.0 M $296.4 M (+24% YoY) Non-GAAP Revenue $302.5 M to $305.5 M $301.9 M (+23% YoY) GAAP Net Income Per Share (Diluted) Not guided $0.22 Non-GAAP Net Income Per Share (Diluted) $1.61 to $1.65 $1.66 (+110% YoY) Consumer Bookings 15% - 20% growth $98.3 M (+20% YoY) Business Bookings $205.0 M to $210.0 M $208.7 M (+27% YoY) Non-GAAP Gross Margin 76.5% to 77.5% 77.4% (+190 Bps YoY) Adjusted Free Cash Flow $43.0 M to $46.0 M $50.1 M (+149% YoY) *With respect to expectations under “FY 2018 Outlook" above, the Company has not reconciled non-GAAP net income per share to net income per share because we do not provide guidance for stock-based compensation expense, litigation-related expense, restructuring-related expense, acquisition-related expense, amortization expense on intangible assets and the income tax effect of non-GAAP adjustments as we are unable to quantify certain of these amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. 19 Source: SEC Filings; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

Quarterly Bookings Growth Q4 ‘18 YoY $100 growth $81.8 +31% $78.8 $78.8 $75 $67.6 $63.9 $62.1 $59.7 $60.2 $27.0 $25.4 $23.9 +23% $50 $20.9 $22.0 $22.0 $19.5 $19.4 $43.4 $43.9 $44.2 +47% $25 $32.2 $27.3 $29.3 $27.6 $30.0 $40.1 $43.0 $40.2 $40.8 $45.6 $54.8 $53.4 $54.9 +35% $0 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4'18 Subscription Business Bookings Business Bookings Consumer Bookings Approximate, may not foot due to rounding. Source: SEC Filings and company estimates; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com 20

Strong and Consistent Non-GAAP Revenue Growth Driven by balance of organic and inorganic revenue growth $301.9 Annual Revenue ($ in millions) 20% CAGR $246.1 $209.3 $136.6 $122.6 $107.2 $84.0 2012 2013 2014 2015 2016 2017 2018 Source: SEC Filings and company estimates; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com 21

Driving Operating Leverage (% of non-GAAP revenue) Non-GAAP Gross Margin Non-GAAP Sales & Marketing 80% 78% 60% 77% 48% 75% 85% 50% 73% 75% 73% 75% 50% 43% 40% 38% 69% 65% 38% 70% 68% 40% 35% 66% 68% 70% 34% 67% 55% 28% 59% 27% 28% 65% 45% 30% 29% 24% 18% 60% 35% 20% 38% 25% 31% 15% 8% 55% 27% 10% 11% 15% 9% 19% 7% 7% 50% 5% 0% 6% (3%) 2012 2013 2014 2015 2016 2017 2018 Q4 '18 2012 2013 2014 2015 2016 2017 2018 Q4 '18 Non-GAAP Gross Margin Business Bookings as % of Total Bookings Non-GAAP S&M as % of Non-GAAP Revenue Advertising 40% 40% Non-GAAP Research & Development Non-GAAP General & Administrative 35% 35% 30% 30% 22% 25% 25% 19% 19% 19% 17% 18% 18% 20% 15% 20% 14% 12% 15% 15% 11% 12% 11% 11% 8% 10% 10% 10% 5% 5% 0% 0% 2012 2013 2014 2015 2016 2017 2018 Q4 '18 2012 2013 2014 2015 2016 2017 2018 Q4 '18 Source: SEC Filings; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com 22

Business Outlook (as of February 7, 2019)* Q1 2019 FY 2019 Outlook Outlook GAAP Revenue $76.5 M - $77.5 M $468 M – $482 M Non-GAAP Revenue $77 M - $78 M $488 M – $502 M Non-GAAP Gross Margin Not guided 80.5% – 81.5% Adjusted EBITDA $20.0 M - $21.5 M $129 M – $134 M *With respect to our expectations under "Business Outlook" above, the Company has not reconciled non-GAAP gross margin to gross margin or adjusted EBITDA to net income (loss) in this press release because we do not provide guidance for amortization expense on intangible assets, depreciation expense, stock-based compensation expense, litigation-related expense, income tax expense, restructuring-related expense, interest expense, and acquisition-related expense as we are unable to quantify certain of these amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors 23 Source: SEC Filings; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

Financial Highlights Strong and consistent total revenue driven by combination of organic and inorganic High quality revenue base and highly recurring revenue model Consistently improving margins through operational efficiencies Track record of successful acquisition integration and synergy achievement Delivering meaningful earnings per share and free cash flow growth Disciplined capital allocation strategy 24

Definitions of non-GAAP measures • Bookings: Bookings represent the aggregate dollar value of customer subscriptions and software arrangements, which may include multiple revenue elements, such as software licenses, hardware, professional services and post-contractual support, received during a period and are calculated as revenue recognized during a particular period plus the change in total deferred revenue, excluding deferred revenue recorded in connection with acquisitions, divestitures and the adoption impact of Topic 606, net of foreign exchange and the change in unbilled revenue during the same period. • Non-GAAP revenue: Excludes the impact of purchase accounting adjustments for acquisitions. • Non-GAAP gross margin: Excludes the impact of purchase accounting adjustments on acquired deferred revenue, amortization expense on intangible assets, stock-based compensation expense, and acquisition-related expense. • Non-GAAP net income and non-GAAP net income per share: Excludes the impact of purchase accounting adjustments on acquired deferred revenue, amortization expense on intangible assets, stock-based compensation expense, litigation-related expense, restructuring-related expense, acquisition-related expense, non-cash convertible debt interest expense and the income tax effect of non- GAAP adjustments. • Adjusted EBITDA: Excludes the impact of interest expense, net, income taxes, depreciation, amortization, purchase accounting adjustments on acquired deferred revenue, stock-based compensation expense, litigation-related expense, restructuring-related expense, intangible asset impairment charges, and acquisition-related expense from net income (loss). • Adjusted free cash flow: Calculated by subtracting the cash paid for the purchase of property and equipment and adding the payments related to acquisitions, restructuring, and litigation from net cash provided by operating activities. 25 Source: SEC Filings; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com